Earnings per Share (Tables)	12 Months Ended
Jun. 30, 2022
Earnings per Share
Schedule of earnings per share

(in € thousands, except share and per share data)	Year Ended June 30,
	2020	2021	2022
Net income (loss) attributable to shareholders	6,350	(32,604)	(7,898)
Weighted average ordinary shares outstanding (basic and diluted) – in millions	70.2	77.4	86.3
Basic and diluted earnings per share	0.09	(0.42)	(0.09)

Potential ordinary shares excluded from diluted earnings per share as their conversion would have an antidilutive effect are as follows (in millions):

	As of June 30,
	2020	2021	2022
(in millions)
Long-Term Incentive Plan (Restricted Share Units)	0.0	0.2	0.2
Alignment Award (Options)	0.0	6.5	6.4
Total	0.0	6.7	6.6